UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2017

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	000-06253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on December 14, 2016, Simmons First National Corporation (the “Company”) entered into a definitive agreement and plan of merger, as amended (the “Southwest Agreement”), with Southwest Bancorp, Inc. (“SBI”), the parent company of its wholly owned bank subsidiary, Bank SNB, to acquire all of the outstanding capital stock of SBI. As also previously reported, on January 23, 2017, the Company entered into a definitive agreement and plan of merger, as amended (the “First Texas Agreement”), with First Texas BHC, Inc. (“First Texas”), the parent company of its wholly owned bank subsidiary, Southwest Bank, to acquire all of the outstanding capital stock of First Texas. Each of the transactions is subject to customary closing conditions, including receipt of required regulatory approvals and shareholder approvals by the Company and SBI and First Texas, as applicable.

The Company has included with this filing certain historical audited and unaudited financial information with respect to SBI and First Texas, and certain unaudited pro forma financial information giving effect to the transactions as though they had been completed on the dates set forth in such information.

Important Additional Information and Where to Find It

In connection with the proposed transactions, the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of SBI, First Texas and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transactions. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF THE COMPANY, SBI AND FIRST TEXAS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE ACQUISITIONS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and SBI, may be obtained at the SEC’s Internet site (www.sec.gov), when they are filed by the Company. You will also be able to obtain the joint proxy statement/prospectus, when it is filed, free of charge, from the Company at www.simmonsbank.com under the heading “Investor Relations” or from SBI at www.oksb.com under the heading “Investor Relations.” Copies of the joint proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: David Garner, Investor Relations Officer, Telephone: (870) 541-1000; or to Southwest Bancorp, Inc., 608 South Main Street, Stillwater, Oklahoma 74074, Attention: Joe Shockley, Chief Financial Officer, or Rusty LaForge, Executive Vice President, General Counsel and Corporate Secretary, Telephone: (405) 742-1800; or to First Texas BHC, Inc., 4100 International Plaza, Suite 900, Fort Worth, Texas 76109, Attention: Lisanne Davidson, Telephone: (817) 298-5610.

The Company, SBI, First Texas and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company, SBI, and First Texas, respectively, in connection with the proposed transactions. Information about the directors and executive officers of the Company, and their respective ownership of the Company’s common stock, is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2017. Information about the directors and executive officers of SBI, and their respective ownership of the SBI’s common stock, is set forth in the proxy statement for SBI’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 9, 2017. Additional information regarding all of the participants in the solicitation may be obtained by reading the joint proxy statement/prospectus regarding the proposed transactions when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

FOR MORE INFORMATION CONTACT:

DAVID GARNER

Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
(i)	The audited consolidated statements of financial condition of Southwest Bancorp, Inc. as of December 31, 2016 and 2015, and the related audited consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for each of the three years ended December 31, 2016, and the related notes and report of independent auditors thereto, are incorporated by reference to the Southwest Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-34110), which was filed with the SEC on March 9, 2017.

(ii)	The unaudited consolidated statements of financial condition of Southwest Bancorp, Inc. as of March 31, 2017 and 2016, and related unaudited consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for the three months ended March 31, 2017 and 2016, and related notes thereto, are incorporated by reference to the Southwest Bancorp, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2017 (File No. 001-34110), which was filed with the SEC on May 5, 2017.

(iii)	The audited consolidated balance sheets of First Texas BHC, Inc. as of December 31, 2016 and 2015, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years ended December 31, 2016, and the related notes and report of independent auditors thereto, are included as Exhibit 99.1 and incorporated by reference herein.

(iv)	The unaudited condensed consolidated balance sheets of First Texas BHC, Inc. as of March 31, 2017 and 2016, and related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the three months ended March 31, 2017 and 2016, and related notes thereto, are included as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.
(i)	The unaudited pro forma combined consolidated balance sheet as of March 31, 2017, and the unaudited pro forma combined consolidated statements of income for the three months ended March 31, 2017 and the year ended December 31, 2016 are incorporated herein by reference to Exhibit 99.3.

(c)	Shell Company Transactions.
(i)	Not applicable.

(d)	Exhibits

Exhibit 15.1	Awareness Letter of Payne & Smith, LLC with respect to the interim financial statements of First Texas BHC, Inc.

Exhibit 23.1	Consent of BKD, LLP with respect to the audited financial statements of Southwest Bancorp, Inc.

Exhibit 23.2	Consent of Ernst & Young, LLP with respect to the audited financial statements of Southwest Bancorp, Inc.

Exhibit 23.3	Consent of Payne & Smith, LLC with respect to the audited financial statements of First Texas BHC, Inc.

Exhibit 99.1	Audited Consolidated Financial Statements of First Texas BHC, Inc. as of and for the years ended December 31, 2016 and 2015

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of First Texas BHC, Inc. as of and for the three months ended March 31, 2017 and March 31, 2016

Exhibit 99.3	Unaudited Pro Forma Combined Consolidated Financial Statements of Simmons First National Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: July 24, 2017	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
Exhibit 15.1	Awareness Letter of Payne & Smith, LLC with respect to the interim financial statements of First Texas BHC, Inc.

Exhibit 23.1	Consent of BKD, LLP with respect to the audited financial statements of Southwest Bancorp, Inc.

Exhibit 23.2	Consent of Ernst & Young, LLP with respect to the audited financial statements of Southwest Bancorp, Inc.

Exhibit 23.3	Consent of Payne & Smith, LLC with respect to the audited financial statements of First Texas BHC, Inc.

Exhibit 99.1	Audited Consolidated Financial Statements of First Texas BHC, Inc. as of and for the years ended December 31, 2016 and 2015

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of First Texas BHC, Inc. as of and for the three months ended March 31, 2017 and March 31, 2016

Exhibit 99.3	Unaudited Pro Forma Combined Consolidated Financial Statements of Simmons First National Corporation